Exhibit 10.1

September 30, 2019

Ampco-Pitt Corporation,

as Borrowing Agent

726 Bell Avenue, Suite 301

Box 427

Carnegie, PA 15106

Attention: Chief Financial Officer and General Counsel

Re:

Credit facility provided to AIR & LIQUID SYSTEMS CORPORATION, a Pennsylvania corporation (“ALS”), UNION ELECTRIC STEEL CORPORATION, a Pennsylvania corporation (“UES”), ALLOYS UNLIMITED AND PROCESSING, LLC, a Pennsylvania limited liability company (“Alloys”), AKERS NATIONAL ROLL COMPANY, a Delaware corporation (“National Roll”), AKERS SWEDEN AB, a company duly incorporated and organized under the laws of Sweden with registration number 556031-8080 (“Akers Sweden”), AKERS AB, a company duly incorporated and organized under the laws of Sweden with registration number 556153-4792 (“Akers AB”) (Akers Sweden and Akers AB are, each a “Swedish Borrower” and collectively, the “Swedish Borrowers”), UNION ELECTRIC STEEL UK LIMITED, a limited liability company organized under the laws of England and Wales with registered company number 00162966 (the “UK Borrower”), and ASW Steel Inc., an Ontario corporation (“ASW”)(ALS, UES, Alloys, National Roll, the Swedish Borrowers, the UK Borrower, ASW and each Person (as defined in the Credit Agreement (as hereinafter defined)) joined hereto as a borrower from time to time, are collectively, the “Borrowers”, and each a “Borrower”), AMPCO-PITTSBURGH CORPORATION, a Pennsylvania corporation (“Ampco-Pitt Corp.”), AMPCO UES SUB, INC., a Delaware corporation (“Ampco UES”), the other Guarantors (as defined in the Credit Agreement) party thereto, the Lenders (as defined in the Credit Agreement) party thereto, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Lenders (hereinafter referred to in such capacity as the “Agent”).

Dear Sir/Madame:

Reference is made to that certain Revolving Credit and Security Agreement, dated effective as of May 20, 2015, by and among the Borrowers (other than ASW), the Guarantors, the Lenders and the Agent, as amended by that certain: (i) First Amendment to Revolving Credit and Security Agreement, dated October 31, 2016, by and among the Borrowers, the Guarantors, the Lenders and the Agent; (ii) Second Amendment to Revolving Credit and Security Agreement, dated March 2, 2017, by and among the Borrowers, the Guarantors, the Lenders and the Agent; and (iii) Third Amendment to Revolving Credit and Security Agreement, dated September 28, 2018, by and among the Borrowers, the Guarantors, the Lenders and the Agent (as further amended, modified, supplemented, extended, renewed or restated from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

Pursuant to Section 7.1(b) of the Credit Agreement, each Loan Party agreed that, among other things, no Loan Party would sell, lease, transfer or otherwise dispose of any of its properties or assets, except (i) (a) the sale of Inventory in the Ordinary Course of Business and (b) the disposition or transfer of obsolete and worn-out equipment and equipment no longer used or useful in the reasonable judgment of the Loan Parties and in the Ordinary Course of Business during any fiscal year having an aggregate fair market value of not more than Five Million and 00/100 Dollars ($5,000,000.00) and only to the extent that (x) the proceeds of any such disposition are used to acquire replacement equipment which is subject to Agent’s first priority security interest or (y) the proceeds of which are remitted to Agent to be applied pursuant to Section 2.20, (ii) Equity Interests of any Excluded Subsidiary and (iii) any other sales or dispositions expressly permitted by this Agreement.

The Loan Parties have informed the Agent that AMPCO UES has entered into that certain Share Purchase Agreement, dated as of September 30, 2019, by and among Valbruna Canada Ltd., a company organized and existing under the laws of the Province of New Brunswick, Canada (the “Purchaser”), ASW, Ampco-Pitt Corp., and AMPCO UES (the “Sale Agreement”) (a true and correct copy of which (together with all schedules and exhibits thereto) is attached hereto as Exhibit “A”), whereby Purchaser has agreed, subject to the terms and provisions of the Sale Agreement, to purchase from AMPCO UES and AMPCO UES has agreed to sell to Purchaser all of the issued and outstanding equity of ASW (the “Purchased Shares”), for an aggregate purchase price of Eight Million and 00/100 Dollars ($8,000,000.00) (the “Cash Purchase Price”), which Cash Purchase Price will be subject to: (i) initial adjustment on the Closing Date (as defined in the Sale Agreement), as provided in Section 1.02 of the Sale Agreement (such initially adjusted payment amount (the “Closing Date Payment”); and (ii) final adjustment, as promptly as practicable, but no later than sixty (60) days after the Closing Date, as provided in Section 1.07 of the Sale Agreement (the transactions contemplated under the Sale Agreement with respect to the Purchased Shares are, collectively, the “Sale Transaction”). Consummation of the Sale Transaction would not be permitted under Section 7.1 of the Credit Agreement without the consent of the Required Lenders.

The Loan Parties have requested that the Agent and Lenders consent to the Sale Transaction. Please be advised that the Agent and Required Lenders hereby consent to the Sale Transaction; provided, however, that such consent is given subject to the satisfaction of the Conditions (as defined below).

As used herein, “Conditions” shall mean the performance and/or delivery, in form and substance reasonably satisfactory to the Agent, of the following items:

(a) this letter, duly executed by the Loan Parties and the Required Lenders;

(b) receipt by the Agent (for itself and the benefit of the Lenders), of an amount equal to the greater of: (i) the Closing Date Payment; or (ii) Three Million Eleven Thousand Seven Hundred One and 25/100 Dollars ($3,011,701.25), by wire transfer of immediately available funds (such funds to be applied to the principal balance of Revolving Advances outstanding and payable by ASW under the Canadian Sublimit and accrued and unpaid interest with respect thereto and the excess, if any, of the Closing Date Payment amount, if applicable, shall be released to the Borrowers);

(c) receipt by the Agent (for itself and the benefit of the Lenders), of either (y), the: (i) original Letter of Credit (#38111524-00-000), in the amount of Eight Hundred Sixty-Nine Thousand Four Hundred Seven and 00/100 Canadian Dollars (CD$869,407.00), issued on behalf of ASW for the benefit of TD Commercial Banking; and (ii) original Letter of Credit (#18130593), in the amount of One Hundred Eighty-Five Thousand and 00/100 Canadian Dollars (CD$185,000.00), issued on behalf of ASW for the benefit of Enbridge Gas Distribution, Inc. (the foregoing, each an “ASW Letter of Credit”), or (z) written confirmation, in form and substance acceptable to the Agent, that the beneficiary of the applicable ASW Letter of Credit has received a replacement letter of credit and/or is otherwise no longer relying upon the applicable ASW Letter of Credit and is returning the original of such ASW Letter of Credit to the Agent;

(d) fully-executed copies of all agreements, documents and instruments executed and/or delivered in connection with the Sale Agreement; and

(e) any other such documents, instruments or evidence as may be reasonably requested by the Agent.

Agent hereby confirms that, upon satisfaction of each of Conditions (a), (b), (c) and (d) above: (i) ASW will be automatically released from any and all of its obligations as a Borrower and will cease to be a “Borrower” or otherwise an obligated party under the Credit Agreement and all Other Documents; (ii) all Liens, security interests and other encumbrances under the Credit Agreement or any Other Documents with respect to ASW or the assets of ASW will be automatically terminated and released without further action by any party; (iii) the Agent will release and deliver all stock certificates of ASW in its possession and any other possessory collateral with respect to ASW in its possession to the Purchaser; and (iv) the Agent will promptly file or cause to be filed all necessary: (y) UCC-3 Financing Statement Terminations and/or Financing Statement Amendments and (z) Terminations and/or Discharges under the PPSA, in each case, in the forms set forth as attached in Exhibit “B” attached hereto.

Further, in addition to the consent and releases set forth above, upon satisfaction of each of Conditions (a), (b), (c) and (d) above, Section 1.2 of the Credit Agreement is hereby amended by deleting the following definition its entirety and in its stead inserting the following:

“Canadian Sublimit” shall mean a Dollar Equivalent amount equal to Zero and 00/100 Dollars ($0.00).

The consent, releases and amendment contained herein shall be limited to the specific consent, releases and amendment made herein. Except as set forth herein, the Agent and the Lenders hereby expressly reserve all rights, remedies, powers and privileges they have or may have under the Credit Agreement, any of the Other Documents, and applicable law or equity. Except as otherwise modified herein, all other terms and conditions of the Credit Agreement and the Other Documents continue in full force and effect and are unmodified by this letter.

[INTENTIONALLY LEFT BLANK]

If the foregoing terms and conditions are acceptable to you, please indicate your acceptance by signing in the spaces indicated below. This letter agreement shall constitute a rider to and form a part of the Credit Agreement, as the same may be further amended, modified or supplemented from time to time.

PNC Bank, National Association, as Agent and as a Lender

By:	/s/ David Thayer
Name:	David Thayer
Title:	Vice President

First National Bank of Pennsylvania, as a Lender

By:	/s/ Angéle Stobener
Name:	Angéle Stobener
Title:	Vice President

Citizens Bank of Pennsylvania, as a Lender

By:	/s/ Donald P. Haddad
Name:	Donald P. Haddad
Title:	Senior Vice President

Acknowledged and accepted this

30th day of September, 2019.

BORROWERS:

WITNESS/ATTEST:	AIR & LIQUID SYSTEMS CORPORATION, a Pennsylvania corporation

/s/ Sharon Connolly	By:	/s/ Rose Hoover
Name: Rose Hoover
Title: Executive Vice President

WITNESS/ATTEST:	UNION ELECTRIC STEEL CORPORATION, a Pennsylvania corporation

/s/ Sharon Connolly	By:	/s/ Rose Hoover
Name: Rose Hoover
Title: Vice President

WITNESS/ATTEST:	ALLOYS UNLIMITED AND PROCESSING, LLC, a Pennsylvania limited liability company

/s/ Sharon Connolly	By:	/s/ Rose Hoover
Name: Rose Hoover
Title: Vice President

WITNESS/ATTEST:	AKERS NATIONAL ROLL COMPANY, a Delaware corporation

/s/ Sharon Connolly	By:	/s/ Rose Hoover
Name: Rose Hoover
Title: Vice President

WITNESS/ATTEST:	AKERS SWEDEN AB, a company duly incorporated and organized under the laws of Sweden

/s/ Monica Önnestig	By:	/s/ Guido Jeifetz
Name: Guido Jeifetz
Title: Director

BORROWERS (continued):

WITNESS/ATTEST:	AKERS AB, a company duly incorporated and organized under the laws of Sweden

/s/ Monica Önnestig	By:	/s/ Guido Jeifetz
Name: Guido Jeifetz
Title: Director

WITNESS/ATTEST:	UNION ELECTRIC STEEL UK LIMITED, a limited liability company organized under the laws of England and Wales

/s/ Sharon Connolly	By:	/s/ Samuel C. Lyon
Name: Samuel C. Lyon
Title: President

WITNESS/ATTEST:	ASW STEEL INC., an Ontario corporation

/s/ Sharon Connolly	By:	/s/ Rose Hoover
Name: Rose Hoover
Title: Vice President

GUARANTORS:

WITNESS/ATTEST:	AMPCO-PITTSBURGH CORPORATION, a Pennsylvania corporation

/s/ Sharon Connolly	By:	/s/ Rose Hoover
Name: Rose Hoover
Title: President, Chief Administrative Officer and Assistant Secretary

WITNESS/ATTEST:	AMPCO-PITTSBURGH SECURITIES V LLC, a Delaware limited liability company

/s/ Sharon Connolly	By:	/s/ Rose Hoover
Name: Rose Hoover
Title: President

GUARANTORS (continued):

WITNESS/ATTEST:	AMPCO-PITTSBURGH SECURITIES V INVESTMENT CORPORATION, a Delaware corporation

/s/ Sharon Connolly	By:	/s/ Rose Hoover
	Name:	Rose Hoover
	Title:	President

WITNESS/ATTEST:	AMPCO UES SUB, INC., a Delaware corporation

/s/ Sharon Connolly	By:	/s/ Rose Hoover
	Name:	Rose Hoover
	Title:	President

WITNESS/ATTEST:	FCEP DELAWARE LLC, a Delaware limited liability company

/s/ Sharon Connolly	By:	/s/ Rose Hoover
	Name:	Rose Hoover
	Title:	Executive Vice President

WITNESS/ATTEST:	THE DAVY ROLL COMPANY LIMITED, a limited liability company organized under the laws of England and Wales

/s/ Sharon Connolly	By:	/s/ Rose Hoover
	Name:	Rose Hoover
	Title:	Director

WITNESS/ATTEST:	ROLLS TECHNOLOGY INC., a Delaware corporation

/s/ Sharon Connolly	By:	/s/ Rose Hoover
	Name:	Rose Hoover
	Title:	Vice President